SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2003

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant's telephone number, including area code (423) 510-7010

Item 7.	Financial Statement and Exhibits.
(c) Exhibits.
(99.1) Press Release, dated November 12, 2003.

Item 9.	Regulation FD Disclosure.
On November 12, 2003, The Dixie Group, Inc. issued a press release announcing the completion of the sale of assets to Shaw Industries Group, Inc.

Item 12.	Results of Operations and Financial Condition.
On November 12, 2003, The Dixie Group, Inc. issued a press release reporting results for the quarter ended September 27, 2003.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2003	THE DIXIE GROUP, INC.
By: /s/ Gary A. Harmon Gary A. Harmon Chief Financial Officer